Itron, Inc.

New segmentation recast for years ended December 31, 2016 and 2017, and the nine-months ended September 30, 2018

	2016				Full Year
(Unaudited; $ in Thousands)	Q1	Q2	Q3	Q4	2016

Product revenues
Device Solutions	$233,737	$241,044	$214,370	$205,432	$894,583
Networked Solutions	204,232	214,727	232,749	230,389	882,097
Outcomes	11,844	12,170	14,023	15,353	53,390
Total Company	$449,813	$467,941	$461,142	$451,174	$1,830,070

Service revenues
Device Solutions	$4,498	$4,459	$5,492	$4,489	$18,938
Networked Solutions	14,216	14,541	14,142	14,685	57,584
Outcomes	29,062	26,083	26,082	25,367	106,594
Total Company	$47,776	$45,083	$45,716	$44,541	$183,116

Total revenues
Device Solutions	$238,235	$245,503	$219,862	$209,921	$913,521
Networked Solutions	218,448	229,268	246,891	245,074	939,681
Outcomes	40,906	38,253	40,105	40,720	159,984
Total Company	$497,589	$513,024	$506,858	$495,715	$2,013,186

Gross profit
Device Solutions	$63,091	$64,903	$60,072	$44,830	$232,896
Networked Solutions	87,767	93,726	97,815	99,074	378,382
Outcomes	12,721	11,491	13,527	13,515	51,254
Total Company	$163,579	$170,120	$171,414	$157,419	$662,532

Operating income
Device Solutions	$48,471	$51,351	$45,901	$32,438	$178,161
Networked Solutions	63,890	72,643	77,293	77,409	291,235
Outcomes	2,799	3,636	5,056	4,748	16,239
Corporate unallocated	(90,740)	(91,293)	(120,478)	(82,131)	(384,642)
Total Company	24,420	36,337	7,772	32,464	100,993
Total other income (expense)	(5,010)	(3,642)	(3,244)	(4,470)	(16,366)
Income (loss) before income taxes	$19,410	$32,695	$4,528	$27,994	$84,627

Depreciation
Device Solutions	$5,784	$6,358	$6,673	$6,343	$25,158
Networked Solutions	2,452	2,368	2,268	2,049	9,137
Outcomes	771	736	760	774	3,041
Corporate unallocated	1,457	1,549	1,385	1,479	5,870
Total Company	$10,464	$11,011	$11,086	$10,645	$43,206

Note: Published February 21, 2019 information has the potential to change or be updated at a future date.

Itron, Inc.

New segmentation recast for years ended December 31, 2016 and 2017, and the nine-months ended September 30, 2018

	2017				Full Year
(Unaudited; $ in Thousands)	Q1	Q2	Q3	Q4	2017

Product revenues
Device Solutions	$201,903	$207,258	$222,642	$234,225	$866,028
Networked Solutions	217,481	234,028	195,635	233,898	881,042
Outcomes	12,981	13,427	15,707	24,740	66,855
Total Company	$432,365	$454,713	$433,984	$492,863	$1,813,925

Service revenues
Device Solutions	$4,740	$4,663	$3,252	$4,213	$16,868
Networked Solutions	15,129	15,634	15,889	19,690	66,342
Outcomes	25,358	28,072	33,622	34,010	121,062
Total Company	$45,227	$48,369	$52,763	$57,913	$204,272

Total revenues
Device Solutions	$206,643	$211,921	$225,894	$238,438	$882,896
Networked Solutions	232,610	249,662	211,524	253,588	947,384
Outcomes	38,339	41,499	49,329	58,750	187,917
Total Company	$477,592	$503,082	$486,747	$550,776	$2,018,197

Gross profit
Device Solutions	$54,803	$49,826	$57,758	$54,244	$216,631
Networked Solutions	94,428	117,793	94,286	105,868	412,375
Outcomes	8,406	10,658	13,711	14,970	47,745
Total Company	$157,637	$178,277	$165,755	$175,082	$676,751

Operating income
Device Solutions	$40,947	$34,537	$43,833	$40,324	$159,641
Networked Solutions	72,877	94,599	72,024	82,867	322,367
Outcomes	(1,058)	(504)	2,725	3,752	4,915
Corporate unallocated	(81,939)	(91,004)	(80,356)	(78,747)	(332,046)
Total Company	30,827	37,628	38,226	48,196	154,877
Total other income (expense)	(5,766)	(6,061)	(4,732)	(3,743)	(20,302)
Income (loss) before income taxes	$25,061	$31,567	$33,494	$44,453	$134,575

Depreciation
Device Solutions	$6,002	$6,241	$6,680	$6,834	$25,757
Networked Solutions	1,904	1,894	1,899	2,061	7,758
Outcomes	867	887	965	1,107	3,826
Corporate unallocated	1,056	1,098	1,363	1,572	5,089
Total Company	$9,829	$10,120	$10,907	$11,574	$42,430

Note: Published February 21, 2019 information has the potential to change or be updated at a future date.

Itron, Inc.

New segmentation recast for years ended December 31, 2016 and 2017, and the nine-months ended September 30, 2018

	2018			YTD
(Unaudited; $ in Thousands)	Q1	Q2	Q3	September 30, 2018

Product revenues
Device Solutions	$245,423	$231,750	$216,371	$693,544
Networked Solutions	279,795	275,298	297,726	852,819
Outcomes	11,892	8,866	11,619	32,377
Total Company	$537,110	$515,914	$525,716	$1,578,740

Service revenues
Device Solutions	$3,944	$4,396	$3,879	$12,219
Networked Solutions	22,543	20,868	22,782	66,193
Outcomes	43,624	44,712	43,585	131,921
Total Company	$70,111	$69,976	$70,246	$210,333

Total revenues
Device Solutions	$249,367	$236,146	$220,250	$705,763
Networked Solutions	302,338	296,166	320,508	919,012
Outcomes	55,516	53,578	55,204	164,298
Total Company	$607,221	$585,890	$595,962	$1,789,073

Gross profit
Device Solutions	$53,604	$48,743	$46,484	$148,831
Networked Solutions	114,241	112,290	133,057	359,588
Outcomes	12,010	15,544	17,556	45,110
Total Company	$179,855	$176,577	$197,097	$553,529

Operating income
Device Solutions	$38,192	$34,510	$33,019	$105,721
Networked Solutions	79,943	81,941	103,998	265,882
Outcomes	(655)	4,249	6,372	9,966
Corporate unallocated	(257,928)	(100,137)	(101,713)	(459,778)
Total Company	(140,448)	20,563	41,676	(78,209)
Total other income (expense)	(16,010)	(13,009)	(16,174)	(45,193)
Income (loss) before income taxes	$(156,458)	$7,554	$25,502	$(123,402)

Depreciation
Device Solutions	$6,474	$6,442	$6,127	$19,043
Networked Solutions	3,244	3,071	3,152	9,467
Outcomes	1,709	1,638	1,621	4,968
Corporate unallocated	1,905	1,757	1,589	5,251
Total Company	$13,332	$12,908	$12,489	$38,729

Note: Published February 21, 2019 information has the potential to change or be updated at a future date.